UNANIMOUS CONSENT MINUTES OF
                           THE BOARD OF DIRECTORS OF

                        BROAD STRET INVESTMENT VIII, INC.

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of BROAD STREET INVESTMENT VIII, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of April 27, 2001:

1.RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of BROAD STREET INVESTMENT VIII, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

2.RESOLVED, that the following provision is hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

The Board of Directors of the Corporation is hereby empowered to fix the value of and to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized.

3.RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.

/s/ Michael P. Toups
_____________________________
MICHAEL P. TOUPS,
Secretary

                          UNANIMOUS CONSENT MINUTES OF
                           THE BOARD OF DIRECTORS OF

                        BROAD STEET INVESTMENT VIII, INC.

                                 April 27, 2001

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of BROAD STREET INVESTMENT VIII, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of April 27, 2001:

1.RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of BROAD STREET INVESTMENT VIII, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

2.RESOLVED, that the following provision is hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

The Board of Directors may classify or reclassify any unissued stock by setting or changing in any one or more respects, from time to time before issuance of such stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, and terms or conditions of redemption of such stock.

3.RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.

/s/ Michael P. Toups
____________________________
MICHAEL P. TOUPS, Secretary

                           UNANIMOUS CONSENT MINUTES OF
                            THE BOARD OF DIRECTORS OF

                        BROAD STREET INVESTMENT VIII, INC.
                                 April 27, 2001

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of BROAD STREET INVESTMENT VIII, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of April 27, 2001:

1.RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of BROAD STREET INVESTMENT VIII, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

2.RESOLVED, that the following provision is hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

The Corporation shall issue shares of stock of any class now or hereafter authorized, or any securities exchangeable for, or convertible into such shares, or warrants or other instruments evidencing rights or options to subscribe for, or otherwise acquire such shares, only if the issuance of such shares or such securities exchangeable for, or convertible into such shares, or such warrants or any other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire such shares, shall be authorized by the unanimous vote of all of the directors comprising the Board of Directors of the Corporation.

In the event that the issuance of such shares, or such securities exchangeable for, or convertible into such shares, or such warrants or any other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire such shares, shall be authorized by the unanimous vote of all of the directors comprising the Board of Directors of the Corporation, the issuance of such shares or such securities exchangeable for, or convertible into such shares, or such warrants or, any other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire such shares, shall be made for such consideration as the Board of Directors of the Corporation by the unanimous vote of all of the directors thereof shall deem advisable.

3.RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

     IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.


/s/ Michael P. Toups
____________________________
MICHAEL P. TOUPS, Secretary

                          UNANIMOUS CONSENT MINUTES OF
                           THE BOARD OF DIRECTORS OF

                       BROAD STREET INVESTMENT VIII, INC.
                                 April 27, 2001

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of BROAD STREET INVESTMENT VIII, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of April 27, 2001:

1.RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of BROAD STREET INVESTMENT VIII, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

2.RESOLVED, that newly created directorships resulting from any increase of the authorized number of Directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the remaining Directors, though less than a quorum, and the Directors so chosen shall hold office for a term expiring at the next annual meeting of shareholders at which a successor shall be elected and shall qualify. The shareholders shall not be entitled to fill a vacancy created on the Board of Directors.

3.RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first abovementioned.

/s/ Michael P. Toups
_____________________________
MICHAEL P. TOUPS, Secretary

                         UNANIMOUS CONSENT MINUTES OF
                          THE BOARD OF DIRECTORS OF

                      BROAD STREET INVESTMENT VIII, INC.
                               April 27, 2001

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of BROAD STREET INVESTMENT VIII, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of April 27, 2001:


1.RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of BROAD STREET INVESTMENT VIII, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

2.RESOLVED, that the officers shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders, except where a longer term is expressly provided in an employment contract duly authorized and approved by the Board of Directors. In any such employment contract, an officer may be employed for a term in excess of one year and for so long a term as shall be determined by the Board of Directors otherwise in accordance with the Colorado Business Corporation Act.

3.RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.


/s/ Michael P. Toups

____________________________
MICHAEL P. TOUPS, Secretary

                          UNANIMOUS CONSENT MINUTES OF
                           THE BOARD OF DIRECTORS OF

                       BROAD STREET INVESTMENT VIII, INC.
                                 April 27, 2001

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of BROAD STREET INVESTMENT VIII, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of April 27, 2001:


1.RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of BROAD STREET INVESTMENT VIII, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

2.RESOLVED, that Members of the Board of Directors and the shareholders at any annual or special meeting may participate in a meeting by means of a conference telephone, videolink or similar communications equipment if all persons participating in the meeting can hear and speak to each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.

3.RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

     IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.

/s/ Michael P. Toups
____________________________
MICHAEL P. TOUPS, Secretary

                         UNANIMOUS CONSENT MINUTES OF
                          THE BOARD OF DIRECTORS OF

                      BROAD STREET INVESTMENT VIII, INC.
                                April 27, 2001


Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of BROAD STREET INVESTMENT VIII, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of April 27, 2001:

     WHEREAS, certain individuals have performed useful and valuable services for and on behalf of the Corporation without remuneration, and the Board of Directors has determined that it is in the best interest of the Corporation to issue stock to the individuals who have performed such services for and on behalf of the Corporation in payment for such services.

     1.RESOLVED: That the Corporation issue the following number of shares of Common Stock to the following named persons, in consideration for past services performed by such persons for and on behalf of the Corporation, as described below, which services are deemed by the Board of Directors to have values of not less than the amounts shown below:


Name                    Date of       Shares       Aggregate      Purchase
                        Sale                       Purchase       Price
                                                   Price          per Share


Michael P. Toups        04-27-01      250,000      $250.00(1)     $0.001

Leon H. Toups           04-27-01      250,000      $250.00(1)     $0.001

David H. Voth           04-27-01      250,000      $250.00(1)     $0.001

Mark T. Thatcher        04-27-01      250,000      $250.00(1)     $0.001

James H. Brennan, III   04-27-01      250,000      $250.00(1)     $0.001

Douglas A. Dyer         04-27-01      250,000      $250.00(1)     $0.001

<F1>Each unit consists of one share of Common Stock.
<F2>The agreed upon fair market value of the shares for purposes of this
Agreement is $0.001 per share. Accordingly, upon issuance such shares shall be valued on the books of the Company at $0.001 per share.


2.RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of BROAD STREET INVESTMENT VIII, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

3.RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.

/s/ Michael P. Toups
____________________________
MICHAEL P. TOUPS, Secretary